SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 1, 2018

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BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 1, 2018, the Company held its 2018 annual meeting of stockholders. A total of 29,010,112 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:

1.    Election of Directors. Stockholders elected Elizabeth S. Acton, Laurent Alpert, Brian C. Beazer, Peter G. Leemputte, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, Danny R. Shepherd and Stephen P. Zelnak, Jr. to serve as directors until the 2019 annual meeting of stockholders and until their successors are elected and qualified. The vote totals for each of these individuals is as set forth below:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Elizabeth S. Acton	24,448,145	473,184	24,663	4,064,150
Laurent Alpert	24,072,350	848,218	25,394	4,064,150
Brian C. Beazer	24,339,825	583,009	23,128	4,064,150
Peter G. Leemputte	24,442,649	447,627	25,686	4,064,150
Allan P. Merrill	24,400,618	516,490	28,854	4,064,150
Peter M. Orser	24,565,587	362,290	18,085	4,064,150
Norma A. Provencio	24,414,987	505,158	25,817	4,064,150
Danny R. Shepherd	24,537,669	382,527	25,766	4,064,150
Stephen P. Zelnak, Jr.	24,300,794	625,683	19,485	4,064,150

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018. The vote totals were 28,698,098 shares for, 251,445 shares against and 60,569 share abstentions.

3.    Non-Binding Advisory Vote on Compensation of Named Executive Officers. Stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2017. The vote totals were 24,262,137 shares for, 625,515 shares against, 58,310 share abstentions and 4,064,150 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: February 2, 2018	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary